EXHIBIT 4.4



         K-tel International, Inc., 1998 Non-Qualified Option Agreements with each of Philip Kives, Patrick Broderick, Carolyn D'Alton, Tony Deloughery,
        Lourdes Diaz, Claudia Pferr, Angelika Reitzammer, Anna Sahakian,
                Annette Schilling, Jane Weber and Corinna Wieja

                            K-TEL INTERNATIONAL, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT made and entered into as of October 1, 1997, by and between K-TEL INTERNATIONAL, INC., a Minnesota corporation (the "Company"), and PHILIP KIVES, a Canadian resident (the "Optionee");

                              W I T N E S S E T H:

         WHEREAS, the Optionee has served as the Company's Chairman and Chief Executive Officer for a number of years without compensation; and

         WHEREAS, the Company desires to award Optionee the non-qualified stock option to purchase 115,500 shares of the Company's common stock, par value $.01, (the "Common Stock") in recognition of Optionee's past services,

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the right and option (hereinafter called the "Option") to purchase all or any part of an aggregate of one hundred fifteen thousand five hundred (115,500) shares of Common Stock (the "Option Shares") (such number being subject to adjustment as provided in Paragraph 4 hereof) on the terms and conditions herein set forth. The Option is a non-qualified stock option under the Internal Revenue Code of 1986, as amended.

         2. Purchase Price. Subject to the provisions of Paragraph 4 hereof, the purchase price for the Option Shares shall be $6.125 per share, which has been determined to be the fair market value of the Option Shares at the date of grant of the Option.

         3. Term and Vesting of Option. The Option shall be completely vested on the date hereof and shall expire (the "Expiration Date") upon the earlier to occur of: (a) the close of business on the tenth anniversary of the date hereof or (b) five (5) years after the date on which the Optionee is no longer employed by the Company. Notwithstanding the foregoing, the Option may in no event be exercised by anyone to any extent in the event of a voluntary dissolution, liquidation or winding up of the affairs of the Company, after the close of business on the later of (i) the date of the twentieth day after the mailing of written notice of such dissolution, liquidation or winding up, and (ii) the record date for determination of holders of Common Stock entitled to participate therein.

         4. Adjustments for Changes in Capital Structure. If all or any portion of this Option shall be exercised subsequent to any share dividend, recapitalization, merger, consolidation, exchange of shares or reorganization as a result of which shares of any class shall be issued in respect to outstanding Common Stock, or if Common Stock shall be changed into the same or a different number of shares of the same or another class or classes, the person so exercising this Option shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares to which they would have been entitled if Common Stock (as authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in Paragraph 2 hereof) and had not been disposed of. No fractional share shall be issued upon any such exercise and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

         5. Method Exercise. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal office and place of business in the State of Minnesota. Such notice shall state the election to exercise the Option and the number of Option Shares in respect of which it is being exercised, and shall be signed by the person so exercising the Option. Such notice shall be accompanied by the payment of the full purchase price of such Option Shares and the delivery of such payment to the Treasurer of the Company. The certificate for the Option Shares as to which the Option shall have been so exercised shall be registered in the name of the person exercising the Option. If the Optionee shall so request in the notice exercising the Option, the certificate shall be registered in the name of the Optionee and another person jointly with right of survivorship, and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised by any person other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.

         6. Reservation of Shares. The Company shall, at all times during the term of the Option, reserve and keep available such number of shares of its capital stock as will be sufficient to satisfy the requirements of this Agreement, and shall pay all original issue and transfer taxes with respect to the issue and transfer of Option Shares pursuant hereto, and all other fees and expenses necessarily incurred by the Company in connection therewith.

         7. No Rights as Stockholder. The holder of the Option shall not have any of the rights of a stockholder with respect to the Option Shares covered by the Option except to the extent that one or more certificates for shares shall be delivered to him upon the due exercise of the Option.

         8. Registration and Investment Purpose. The Company shall use reasonable efforts to have the shares issuable upon the exercise of this Option registered on a Form S-8 Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Unless the Option Shares have been so registered, the Option is granted on the condition that the acquisition of shares hereunder shall be for investment purposes only and the person acquiring Option Shares upon exercise of the Option must bear the economic risk of the investment for an indefinite period of time since the shares so acquired cannot be sold unless they are subsequently registered or an exemption from such registration is available. Optionee agrees that a legend may be placed on the stock certificates acknowledging the restrictions on subsequent distribution of the shares issued upon exercise of this Option.

         9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, successors, assigns and representatives and shall be governed by the laws of the State of Minnesota.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                                     K-TEL INTERNATIONAL, INC.



                                                     By /s/ David Weiner
                                                        ------------------------
                                                        David Weiner, President



                                                        /s/Philip Kives
                                                        ------------------------
                                                        Philip Kives

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Patrick Broderick, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 2,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of      Date First            Date Option          Price
     Shares       Exercisable           Terminates         Per Share
     ------       -----------           ----------         ---------

      400       October 1, 1997       October 1, 2007       $6.125
      400       October 1, 1998       October 1, 2007       $6.125
      400       October 1, 1999       October 1, 2007       $6.125
      400       October 1, 2000       October 1, 2007       $6.125
      400       October 1, 2001       October 1, 2007       $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                               K-TEL INTERNATIONAL, INC.



                                               By:
                                                  ------------------------------
                                               Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                               ---------------------------------
                                               Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Carolyn D'Alton, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 750 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of      Date First              Date Option          Price
     Shares       Exercisable             Terminates         Per Share
     ------       -----------             ----------         ---------

      150       October 1, 1997         October 1, 2007        $6.125
      150       October 1, 1998         October 1, 2007        $6.125
      150       October 1, 1999         October 1, 2007        $6.125
      150       October 1, 2000         October 1, 2007        $6.125
      150       October 1, 2001         October 1, 2007        $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.

                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Tony Deloughery, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 750 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option         Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      150       October 1, 1997       October 1, 2007       $6.125
      150       October 1, 1998       October 1, 2007       $6.125
      150       October 1, 1999       October 1, 2007       $6.125
      150       October 1, 2000       October 1, 2007       $6.125
      150       October 1, 2001       October 1, 2007       $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Lourdes Diaz, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 1,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      200       October 1, 1997       October 1, 2007      $6.125
      200       October 1, 1998       October 1, 2007      $6.125
      200       October 1, 1999       October 1, 2007      $6.125
      200       October 1, 2000       October 1, 2007      $6.125
      200       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7   Employment. Subject to the provisions of any written
contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Claudia Pferr, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 1,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      200       October 1, 1997       October 1, 2007      $6.125
      200       October 1, 1998       October 1, 2007      $6.125
      200       October 1, 1999       October 1, 2007      $6.125
      200       October 1, 2000       October 1, 2007      $6.125
      200       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Angelika Reitzammer, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 1,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      200       October 1, 1997       October 1, 2007      $6.125
      200       October 1, 1998       October 1, 2007      $6.125
      200       October 1, 1999       October 1, 2007      $6.125
      200       October 1, 2000       October 1, 2007      $6.125
      200       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.



                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Anna Sahakian, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 750 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      150       October 1, 1997       October 1, 2007      $6.125
      150       October 1, 1998       October 1, 2007      $6.125
      150       October 1, 1999       October 1, 2007      $6.125
      150       October 1, 2000       October 1, 2007      $6.125
      150       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Annette Schilling, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 1,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


    Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      200       October 1, 1997       October 1, 2007      $6.125
      200       October 1, 1998       October 1, 2007      $6.125
      200       October 1, 1999       October 1, 2007      $6.125
      200       October 1, 2000       October 1, 2007      $6.125
      200       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Jane Weber, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 750 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      150       October 1, 1997       October 1, 2007      $6.125
      150       October 1, 1998       October 1, 2007      $6.125
      150       October 1, 1999       October 1, 2007      $6.125
      150       October 1, 2000       October 1, 2007      $6.125
      150       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee

                       NONQUALIFIED STOCK OPTION AGREEMENT


                  THIS AGREEMENT, made and entered into as of the 1st day of October, 1997 between K-tel International, Inc., a Minnesota corporation (herein called the "Company") and Corinna Wieja, an employee of the Company or one or more of its subsidiaries (herein called the "Employee").


                               W I T N E S S E T H

                  WHEREAS, the Company desires, by affording the Employee an opportunity to purchase shares of its common stock, (herein called the "Common Stock"), as provided in this Agreement, to carry out the purposes of the Incentive Stock Plan (herein called the "Plan") of the Company; and

                  WHEREAS, the Board of Directors of the Company (herein called the "Board") has authorized and approved the granting of the option to purchase the number of shares of Common Stock of the Company on the terms set forth in this Agreement under the Plan,

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. The Company hereby irrevocably grants to the Employee the right and option (herein called the "Option") to purchase all or any part of an aggregate of 1,000 shares of Common Stock of the Company on the terms and conditions set forth in this Agreement. The option is a Nonqualified Stock Option under the Plan.

                  2. Purchase Price and Term of Option. The purchase price of the shares of the Common Stock subject to the Option, the dates on which shares are subject to the Option may be exercised and the date on which the Option terminates are as follows:


   Number of       Date First           Date Option        Price
     Shares       Exercisable           Terminates        Per Share
     ------       -----------           ----------        ---------

      200       October 1, 1997       October 1, 2007      $6.125
      200       October 1, 1998       October 1, 2007      $6.125
      200       October 1, 1999       October 1, 2007      $6.125
      200       October 1, 2000       October 1, 2007      $6.125
      200       October 1, 2001       October 1, 2007      $6.125

The purchase price of the shares as to which the Option may be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 7 and 9 of this Agreement, the Option may not be exercised unless the Employee shall have been in the continuous employ of the Company, or one or more of its subsidiaries, from the date hereof to the date of the exercise of the Option.

                  3. Adjustments. If the number or type of shares of Common Stock of the Company outstanding shall be changed or if the Company distributes to the holders of its Common Stock any stock of the Company or any security convertible into stock of the Company, as a result of recapitalization, stock split, stock dividend, exchange, consolidation, combination of shares, or reorganization or other event in which the Company is the surviving corporation, the Board shall, pursuant to the terms of the Plan, make such proportionate increase or decrease in the number, kind and price of the shares subject to the Option as it may deem appropriate, and in doing so may eliminate any fractional shares which might result from such proportionate increase or decrease.

                  4. Not a Stockholder. The holder of the Option shall not have any of the rights of a stockholder of the Company with respect to the shares covered by the Option except to the extent that the certificate or certificates for such shares shall be delivered to him upon the due exercise of the Option.

                  5. Non-Transferability of Option. The Option shall not be transferable except by will or the laws of descent and distribution, and may be exercised during the lifetime of the Employee only by the Employee except as provided in paragraphs 7 and 9 of this Agreement. Without limiting the generality of the foregoing restriction of transferability, the Option may not be assigned, transferred (except as provided in the preceding sentence), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the Option, shall be null and void and without effect.

                  6. Private Transaction. In the event of (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger, consolidation or other reorganization of the Company in which the shareholders of the Company immediately prior to such merger, consolidation or reorganization constitute less than fifty-one percent (51%) of the voting power of the surviving corporation, then all of the shares subject to the Option shall be vested and exercisable in full upon the occurrence of such event. In addition, in the event of a Going Private Transaction (as defined below) is consummated, then all of the shares subject to the Option shall become fully vested upon the closing of the Going Private Transaction and shall be entitled to receive from the Company in cancellation of all rights under the Option and related Option Agreement in cash the excess of the price per share for the common stock of the Company paid to shareholders (other than Philip Kives or any entity which he controls) in the Going Private Transaction over the option exercise price of the Option multiplied by the number of shares subject to the Option. The term "Going Private Transaction" means any transaction or series of transactions between the Company and any entity directly or indirectly controlled by Philip Kives, including a sale of all or substantially all of the assets of the Company to such an entity or any merger, consolidation or other reorganization of the Company with such an entity for which a filing is required under Regulation 13e-3 of the Securities and Exchange Commission.

                  7. Employment. Subject to the provisions of any written contract between the Company or one or more of its subsidiaries and the Employee, the employment of the Employee shall be at the pleasure of the Board of Directors of each employing corporation and at such compensation as such employing corporation or corporations shall reasonably determine. In the event Employee shall (a) be employed by a competitor of, or shall be engaged in any activity in competition with, the Company without the Company's consent, (b) divulge without the consent of the Company any secret or confidential information belonging to the Company, or (c) engage in any other activities which would constitute grounds of Employee's discharge by the Company (or the employing corporation) for cause, the Options (and any other option or options held by him or her under the Plan), to the extent not therefore exercised, shall forthwith terminate. Nothing in this Agreement shall confer upon the Employee any right to continue in the employ of the Company or of any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment at any time.

                  8. Termination of Employment. In the event that the employment of the Employees shall be terminated (otherwise than by reason of death), the Option may, subject to the provisions of paragraph 6 hereof, be exercised by the Employee (to the extent that he shall have been entitled to do so at the termination of his employment) at any time within one (1) month after such termination. So long as the Employee shall continue to be an Employee of the Company or one or more of its subsidiaries, the Option shall not be affected by any change of duties or position.

                  9.  Method of Exercising Option.

                      (a) Subject to the terms and conditions of this Agreement, the Option may be exercised, at any time prior to the expiration date specified in such option, by written notice to the Company at its executive offices. Such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be accompanied by payment of the full purchase price of such shares. The Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made by a certified check payable to the order of the Company. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Employee and if the Employee shall so request in the notice exercising the Option, shall be registered in the name of the Employee and another person jointly, with right or survivorship) and shall be delivered as provided above to or upon the written order of the Employee exercising the Option. In the event the Option shall be exercised pursuant to paragraph 9 of the Agreement by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

                      (b) It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon exercise of the Option granted under the plan by delivery of shares, that the Employee (or any authorized representative) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Option or the transfer of shares upon such exercise. If the amount requested is not paid, the Company may refuse to issue or transfer shares of Common Stock upon exercise of the Option.

                      (c) The Company shall not be required to issue or transfer any certificates for shares purchased upon exercise of this Option until all applicable requirements of law have been complied with and such shares have been listed on any securities exchange or system on which the Common Stock may then be listed.

                  10. Death of Employee. In the event of the death of the Employee, the estate of the Employee or the person who acquires the right to exercise the Employee's Option by reason of the Employee's death, whether by request, inheritance or intestate succession, shall have the right to exercise the Option within twelve (12) months following the death of the Employee (but not after the expiration of the Option) for the number of shares which the Employee was entitled to purchase at the time of his death, but only if the person to whom the Option was granted was at the time of his death in the employ of the Company or any of its subsidiaries or of a corporation (or of a parent or subsidiary of such corporation) issuing or assuming the Option in the transaction to which Section 425(a) of the Internal Revenue Code of 1954, as amended, (herein called the "Internal Revenue Code") was applicable. Any such exercise shall be made by (a) delivering written notice to the Secretary of the Company specifying the number of shares of Common Stock with respect to which the Option is being exercised, and (b) paying or causing to be paid to the Company the purchase price of such shares (c) providing the Company with such evidence as the Company may request to demonstrate that the person or persons exercising the Option has or have the right to do so and that all taxes or other assessments with respect to the Common Stock issuable upon exercise of the Option have been paid or adequate provision for such payment has been made. Upon being satisfied that the person or persons exercising the Option has or have right to do so and that all taxes or other assessments with respect to the Common Stock covered thereby have been paid or provided for, the Company shall issue certificates for such shares in such denominations as the person or persons exercising the Option may direct, and shall deliver such shares in accordance with reasonable instructions contained in the notice.

                  11. The Plan. The Option is subject to certain additional terms and conditions set forth in the Plan pursuant to which the Option was granted. A copy of the Plan is on file with the Secretary of the Company and the Employee by execution of this Agreement agrees to and accepts this Option subject to the terms of the Plan and confirms that he or she has read and understands the Plan.

                  12. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the Common Stock as will be sufficient to satisfy the requirement of this Agreement, shall pay all original issue and transfer taxes with respect to the issue and transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

                  13. Investment Representation. By exercising the Option, the Employee acknowledges that he or she has received all financial and other information concerning the Company he or she deems necessary or has requested. In addition, the Employee agrees to furnish the Company with a certificate to the effect of the foregoing upon exercise of the Option.

                  14. Definitions. As used herein, the term "subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" of the Company, as the term is defined in Section 425 (f) of the Internal Revenue Code of 1954 as amended.

                  15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officers thereunto duly authorized, and the Employee has hereunto set his hand and seal, all on the day and year first above written.


                                              K-TEL INTERNATIONAL, INC.



                                              By:
                                                 -------------------------------
                                              Its:        V.P.-Finance/CFO
                                                  ------------------------------


                                              ----------------------------------
                                              Employee